SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2003

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                               333-89080          13-3692801
--------                               ---------          ----------
(State or other jurisdiction of       (Commission File   (IRS Employer
incorporation or organization)         Number)            Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496


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Item 1.     Changes in Control of Registrant.

            Not Applicable.
Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.
Item 3.     Bankruptcy or Receivership.

            Not Applicable.
Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.
Item 5.     Other Events.

            Not Applicable.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.
Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.



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            (c)  Exhibits.

Exhibit 5.1 to Form S-3                      Description


                                             Form  of  an   opinion  of  Orrick,
                                             Herrington  &  Sutcliffe  LLP  with
                                             respect to legality.





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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2003


                                                STRUCTURED PRODUCTS CORP.


                                                By:   /s/ John Dickey
                                                   -----------------------------
                                                Name:  John Dickey
                                                Title: Authorized Signatory





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EXHIBIT INDEX



                                                                 Paper (P) or
Description                                                      Electronic (E)
-----------                                                      --------------
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to         E
legality in connection E with CAST Step-Up Trust for Morgan
Stanley Notes





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